UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2025
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CACI International Inc
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12021 Sunset Hills Road Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 841-7800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CACI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on October 16, 2025, the shareholders of CACI International Inc (the “Company”) approved the Company’s 2025 Incentive Compensation Plan (the “2025 Plan”). A description of the material terms of the 2025 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 5, 2025 (the “Proxy Statement”), as supplemented by the Company on September 29, 2025, and is incorporated herein by reference. As of the effective date of the 2025 Plan, no further awards will be granted under the Company’s 2016 Amended and Restated Incentive Compensation Plan.

The description of the 2025 Plan in this Current Report on Form 8-K does not purport to be a complete description of all provisions of the 2025 Plan and is qualified in its entirety by reference to the full text of the 2025 Plan, which is filed herewith as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, was held on October 16, 2025.

The results detailed below represent the final voting results:

Proposal 1

The following ten nominees were elected to the Board of Directors of the Company:

Director Name	For	Against	Abstain	Broker Non-Votes
Lisa S. Disbrow	17,356,109	1,244,380	11,351	1,601,304
Susan M. Gordon	18,468,487	125,747	17,606	1,601,304
William L. Jews	18,157,643	442,195	12,002	1,601,304
Ryan D. McCarthy	16,721,378	1,878,242	12,220	1,601,304
John S. Mengucci	18,552,533	48,513	10,794	1,601,304
Scott C. Morrison	18,555,401	44,723	11,716	1,601,304
Philip O. Nolan	18,018,599	581,400	11,841	1,601,304
Debora A. Plunkett	17,485,647	1,114,883	11,310	1,601,304
Stanton D. Sloane	18,545,014	54,649	12,177	1,601,304
Charles L. Szews	18,062,961	537,195	11,684	1,601,304

Proposal 2

Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2025 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion:

For	Against	Abstain	Broker Non-Votes
17,611,682	965,909	34,249	1,601,304

Proposal 3

Shareholders approved the 2025 Plan:

For	Against	Abstain	Broker Non-Votes
17,750,993	833,817	27,030	1,601,304

Proposal 4

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026:

For	Against	Abstain
19,629,748	568,027	15,369

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description
10.1	CACI International Inc 2025 Incentive Compensation Plan (incorporated by reference to Exhibit 99.1 of the Company’s Form S-8 filed on October 17, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Date: October 22, 2025	By:	s/ J. William Koegel, Jr.

J. William Koegel, Jr.
Executive Vice President, General Counsel and Secretary